EXHIBIT  32.2
                            CERTIFICATION PURSUANT TO
                    RULE 13a-14(b) AND 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Huayang International Holdings, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wang Yufei, Chief Financial Officer of the Company, certify, pursuant to Rule 13a-14(b) and 18 U.S.C. Sec. 1350, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:                                        /s/  Wang  Yufei
                                             -----------------------------------
                                             Wang  Yu  fei
                                             Chief  Financial  Officer


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